UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23691

PUERTO RICO RESIDENTS TAX-FREE FUND III, INC.

(Exact name of registrant as specified in charter)

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1112

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Luis A. Avilés

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1112

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:
Jesse C. Kean
-------------------------
Jesse C. Kean
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

Registrant’s telephone number, including area code: (787) 781-5452

Date of fiscal year end:	August 31

Date of reporting period:	May 21, 2021 – August 31, 2021

Item 1. Report of Shareholders.

(a)

Puerto Rico Residents Tax-Free Fund III, Inc.

2021 Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	29
Other Information	30
Management of the Fund	32
Statement Regarding Basis for Approval of Investment Advisory Contract	38

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or financial intermediary, such as broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update
August 31, 2021 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Tax Free Fund III, Inc. (formerly known as Puerto Rico Investors Tax Free Fund III, Inc. and hereinafter referred to as the “Fund”) is pleased to present its Annual Letter to Shareholders for the fiscal year ending on August 31, 2021.

The U.S. economy remains solid and stable, with a positive outlook for continued economic expansion. Economists expect that the massive vaccination efforts together with strong consumer demand will lead to higher spending. Officials from the Federal Reserve Board (the “Fed”) have remained steady in their view that recent upticks in inflation should be “transitory”, or short-lived. It remains to be seen whether the inflation headwinds are indeed a temporary situation or become something more. So far, the Fed has mitigated any concerns of a sudden or significant policy shift. It is also worth noting that although the economic outlook is positive, the Covid-19 delta variant and other uncertainties such as the debt ceiling represent wildcards that could have an impact.

At its September 21-22 meeting, the Fed unanimously voted to keep the target range for the federal funds rate at 0.00% to 0.25%. Chairman Jerome Powell indicated that in November 2021 the Fed could begin scaling back – i.e., tapering - the pace of its $120 billion per month bond purchase program, and that the Fed could complete the process by mid-2022. At the same time, Chairman Powell emphasized that he doesn’t expect the Fed to begin interest rate increases until after the taper process is completed.

With a near-zero interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico remain committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA
Chairman of the Board

Annual Report | August 31, 2021	1

Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update
August 31, 2021 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the period from September 1, 2020, to August 31, 2021:

12-Month Period
Based on market price	12.32%
Based on NAV	8.68%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value ("NAV") and market prices as of August 31, 2021:

Dividend yield-based on $10 IPO	1.45%
Dividend yield based on market at year-end	5.37%
NAV as of August 31, 2021	$4.11
Market Price as of August 31, 2021	$2.70
Premium (discount) to NAV	(34.3%)

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update
August 31, 2021 (Unaudited)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 11 to the Financial Statements for a reconciliation of book and taxable income.

Figure 1 below reflects the breakdown of the investment portfolio as of August 31, 2021. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of August 31, 2021

Asset Allocation as of August 31, 2021

The largest Puerto Rico municipal bond holdings in the portfolio are newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds exchanged on or about February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. These newly-issued COFINA bonds, which are secured by 53.65% of the pledged sales and use tax through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041), and represent 44.2% of the Fund’s total assets, had a positive performance (income and price appreciation) during the twelve-month period. Sales and Use Tax (“IVU”) collections exceeded the fiscal plan projections. The bond debt service reserve was fully funded during October 2021.

On the other hand, Employee Retirement System Pension Obligation Bonds ("POB") in the portfolio, representing 2.2% of total assets, had negative performance. POB bonds decreased in value during the twelve-month period ending August 31, 2021, based on the expected recovery from a settlement stipulation entered into on or about April 2021. As a signatory of the stipulation, the Fund will receive its pro-rata share of the consummation costs contemplated therein, when the stipulation is deemed effective.

Annual Report | August 31, 2021	3

Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update
August 31, 2021 (Unaudited)

U.S. holdings in the portfolio, representing 51.8% of total assets, consist primarily of U.S. Government Agency Bonds, mostly Federal Home Loan Bank, and U.S. Municipal Bonds. During the twelve-month period, the performance for this segment of the portfolio was generally in line with the flat performance of the overall U.S. investment-grade fixed income market. One notable exception was the Chicago and Illinois municipal bonds in the portfolio, representing 8.5% of total assets. These bonds benefitted from significant improvements in the state’s finances, including a balanced budget for the third straight year. In addition, Standard & Poor’s upgraded the Illinois bonds’ credit rating and outlook, from BBB- Negative at the beginning of the period to BBB Stable as of August 31, 2021.

The NAV of the Fund increased $0.13 from $3.98 at the beginning of the period to $4.11 at the end of the twelve-month period. The indicated market price for shares of the Fund continued to reflect a discount to NAV, although the discount narrowed to 34.3% as of August 31, 2021, compared to 36.4% as of August 31, 2020.

FUND HOLDINGS SUMMARY

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)
COFINA (PR)	44.2%	Puerto Rico	48.2%
U.S. Agencies	38.2%	U.S.	51.8
U.S. Municipal Bonds	13.6%	Total	100.0%
Pension Obligation Bonds (PR)	2.2%
Mortgage-Backed Securities	1.9%
Total	100.0%

The following table shows the ratings of the Fund’s security portfolio as of August 31, 2021. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and S&P Global Ratings ("S&P"). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent
AAA	40.1%
AA	5.0%
BBB	8.5%
Below BBB	2.2%
Not Rated (COFINA)	44.2%
Total	100.0%

The Not-Rated category is comprised of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of August 31, 2021, the COFINA Board had not applied for a rating.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Portfolio Update
August 31, 2021 (Unaudited)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the Investment Company Act, except to the extent permitted under the Investment Company Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSO") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate is variable and based on short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of August 31, 2021, the Fund had the following leverage outstanding:

Reverse repurchase Agreements	$13,026,000
Leverage Ratio	22.2%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

Annual Report | August 31, 2021	5

Puerto Rico Residents Tax-Free Fund III, Inc.	Schedule of Investments
August 31, 2021

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (48.78%)
US Government Sponsored Entities (48.78%)
$610,000	Federal Farm Credit Banks Funding Corp.(a)	5.700%	10/25/27	$777,539
303,000	Federal Farm Credit Banks Funding Corp.(a)	6.180%	11/06/28	405,904
12,480,000	Federal Home Loan Banks(a)	5.500%	07/15/36	18,629,290
1,548,000	Fannie Mae Note(a)	6.625%	11/15/30	2,248,426
				22,061,159

Total Government Bonds
(Cost $16,822,765)				22,061,159

Collateralized Mortgage Obligations (0.02%)
7,629	BankTrust Mortgage Trust 2(b)	7.000%	02/01/23	7,629

Total Collateralized Mortgage Obligations
(Cost $7,629)				7,629

Municipal Bonds (76.50%)
California (6.42%)
1,700,000	State of California, 2021 Series B, Various Purpose General Obligation Bonds(c)	7.625%	03/01/40	2,902,557

Illinois (10.90%)
400,000	State of Illinois, 2021 Series B, Various Purpose General Obligation Bonds, 2012 Series B(c)	5.000%	01/01/23	418,463
1,100,000	State of Illinois, 2021 Series B, Various Purpose General Obligation Bonds, 2012 Series B(c)	5.250%	01/01/25	1,217,581
2,680,000	State of Illinois, Various Purpose General Obligation Bonds, 2012 Series B(c)	5.432%	01/01/42	3,295,034
				4,931,078
Puerto Rico (59.18%)
205,000	Puerto Rico Commonwealth Government Employees Retirement System, Series B, Revenue Bonds(c)(d)(e)	6.300%	07/01/36	23,473
5,565,000	Puerto Rico Commonwealth Government Employees Retirement System, Series B, Revenue Bonds(c)(d)(e)	6.200%	07/01/40	637,193

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund III, Inc.	Schedule of Investments
August 31, 2021

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico (continued)
$2,715,000	Puerto Rico Commonwealth Government Employees Retirement System, Series B, Revenue Bonds(c)(d)(e)	6.550%	07/01/55	$310,868
1,715,000	Puerto Rico Commonwealth Government Employees Retirement System, Series B, Revenue Bonds(c)(d)(e)	6.550%	07/01/56	196,367
905,000	Puerto Rico Commonwealth Government Employees Retirement System, Series B, Revenue Bonds(c)(d)(e)	6.550%	07/01/57	103,623
710,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(c)	4.500%	07/01/34	784,301
360,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(c)	4.550%	07/01/40	413,360
7,574,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(c)(f)	0.000%	07/01/46	2,521,299
7,332,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(c)(f)	0.000%	07/01/51	1,772,621
2,640,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(c)	4.750%	07/01/53	3,014,621
110,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(c)	4.536%	07/01/53	124,137
2,984,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(c)	4.784%	07/01/58	3,407,402
3,654,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(c)	4.329%	07/01/40	4,144,671

See Notes to Financial Statements.
Annual Report | August 31, 2021	7

Puerto Rico Residents Tax-Free Fund III, Inc.	Schedule of Investments
August 31, 2021

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico (continued)
$8,058,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(c)	5.000%	07/01/58	$9,309,882
				26,763,818

Total Municipal Bonds
(Cost $38,684,621)				34,597,453

Mortgage-Backed Securities (2.35%)
Puerto Rico GNMA Bonds (0.81%)(g)
17,001	GNMA Pool 402480	7.500%	11/15/24	17,069
29,347	GNMA Pool 406027	7.500%	12/15/24	29,787
29,652	GNMA Pool 406058	7.500%	01/15/25	30,097
36,388	GNMA Pool 449355	7.500%	09/15/27	37,151
26,100	GNMA Pool 494909	7.000%	12/15/28	28,965
22,564	GNMA Pool 514582	7.000%	08/15/29	22,887
27,770	GNMA Pool 514585	7.000%	08/15/29	27,875
37,122	GNMA Pool 515390	7.500%	04/15/30	39,430
7,774	GNMA Pool 531461	8.000%	05/15/30	7,956
100,000	GNMA Pool 556254	6.500%	08/15/31	112,065
7,730	GNMA Pool 470920	7.000%	04/15/28	8,506
1,259	GNMA Pool 494908	7.000%	12/15/28	1,264
3,171	GNMA Pool 548495	7.000%	05/15/31	3,183
				366,235

Puerto Rico Freddie Mac Bonds (0.01%)(h)
5,024	FGLMC Pool C18249	7.000%	11/01/28	5,540
971	FGLMC Pool D75620	7.500%	02/01/23	974
				6,514

Puerto Rico Fannie Mae Bonds (1.53%)(i)
14,550	FNMA Pool 368033	7.500%	12/01/26	16,140
31,107	FNMA Pool 504109	7.500%	05/01/29	31,370
69,239	FNMA Pool 504117	7.500%	05/01/29	76,523
9,419	FNMA Pool 504108	7.000%	06/01/29	10,421
4,980	FNMA Pool 536024	8.500%	05/01/30	5,382
2,103	FNMA Pool 580540	6.000%	06/01/31	2,361
365,873	FNMA Pool 849999	5.000%	01/01/36	417,287
37,846	FNMA Pool 627603	6.500%	11/01/31	42,552
22,743	FNMA Pool 626656	6.500%	03/01/32	25,571
43,195	FNMA Pool 523140	7.500%	04/01/30	48,368
7,960	FNMA Pool 536049	7.500%	10/01/30	8,109
3,550	FNMA Pool 536042	8.000%	09/01/30	4,056

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund III, Inc.	Schedule of Investments
August 31, 2021

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Fannie Mae Bonds (continued)
$1,374	FNMA Pool 302501	8.500%	12/01/24	$1,392
				689,532

Total Mortgage-Backed Securities
(Cost $968,080)				1,062,281

Total Investments (127.65%)
(Cost $56,483,095)				$57,728,522

Liabilities in Excess of Other Assets (-27.65%)				(12,502,563)
NET ASSETS (100.00%)				$45,225,959

(a)	All or a portion of the security has been pledged as collateral for securities sold under agreements to repurchase.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.
(c)	Security may be called before its maturity date.
(d)	Security is currently in default.
(e)	The bonds are limited, non-recourse obligations of the Employees Retirement System payable solely from, and secured solely by, employer contributions made after the date of issuance of the bonds.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(h)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(i)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Fair Value
South Street Securities	0.28%	08/24/2021	09/07/2021	$1,114,000
JP Morgan	0.12%	08/04/2021	09/01/2021	11,912,000
				$13,026,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.
Annual Report | August 31, 2021	9

Puerto Rico Residents Tax-Free Fund III, Inc.	Statement of Assets and Liabilities
August 31, 2021

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $9,363,000)	$13,814,900
Other securities, at fair value (cost $47,120,095)	43,913,622
$57,728,522
Cash and cash equivalents	414,151
Interest receivable	394,469
Prepaid and other assets	64,961
Total Assets	58,602,103

LIABILITIES:
Securities sold under reverse repurchase agreements (cost 13,026,000)	13,026,000
Interest payable	1,102
Dividends payable	132,818
Payable to Adviser	12,471
Payable to fund accounting and administration	7,729
Payable to Directors	6,750
Payable for Compliance fees	225
Payable for Custodian fees	538
Payable for Audit fees	99,490
Other payables	89,021
Total Liabilities	13,376,144
Net Assets	$45,225,959

NET ASSETS CONSIST OF:
Paid-in capital, 98,000,000 shares authorized, 10,992,424 issued and outstanding	$129,095,089
Accumulated deficit	(83,869,130)
Net Assets	$45,225,959

PRICING OF SHARES:
Net Assets	$45,225,959
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	10,992,424
Net asset value per share	$4.11

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund III, Inc.	Statement of Operations
For the year ended August 31, 2021

INVESTMENT INCOME:
Interest	$2,137,481
Total Investment Income	2,137,481

EXPENSES:
Investment Adviser fee	432,865
Accounting and Administration fees	86,819
Compliance expense	225
Transfer agent expenses	22,164
Interest expense	28,443
Audit expenses	118,098
Legal expenses	54,232
Custodian fees	34,004
Director expenses	62,393
Printing expenses	14,813
Insurance fee	66,436
Other expenses	64,231
Total expenses before waiver	984,723
Less fees waived by investment adviser	(344,207)
Total Expenses	640,516
Net Investment Income	1,496,965

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(55,165)
Net realized loss	(55,165)
Net change in unrealized appreciation/depreciation on:
Investments	1,586,440
Net change in unrealized appreciation/depreciation	1,586,440
Net Realized and Unrealized Gain on Investments	1,531,275
Net Increase in Net Assets Resulting from Operations	$3,028,240

See Notes to Financial Statements.
Annual Report | August 31, 2021	11

Puerto Rico Residents Tax-Free Fund III, Inc.	Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$1,496,965	$1,706,740
Net realized loss on investments	(55,165)	(4,344,901)
Net change in unrealized appreciation/depreciation	1,586,440	1,949,688
Net increase/(decrease) in net assets resulting from operations	3,028,240	(688,473)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(1,593,557)	(1,222,547)
Net decrease in net assets from dividends	(1,593,557)	(1,222,547)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	10,337	11,552
Net increase in net assets from capital share transactions	10,337	11,552

Net Increase/(Decrease) in Net Assets	1,445,020	(1,899,468)

NET ASSETS:
Beginning of period	43,780,939	45,680,407
End of period	$45,225,959	$43,780,939

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund III, Inc.	Statement of Cash Flows
For the year ended August 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,028,240
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Proceeds from disposition of investment securities	655,445
Amortization of premium and accretion of discount on investments, net	(71,042)
Net realized (gain)/loss on:
Investments	55,165
Net change in unrealized appreciation/depreciation on:
Investments	(1,586,440)
(Increase)/Decrease in assets:
Interest receivable	7,636
Prepaid and other assets	(7,716)
Increase/(Decrease) in liabilities:
Payable for interest expense	(351)
Payable to Adviser	218
Payable to fund accounting and administration fees	377
Dividends payable	24
Payable to Directors and Officers	(893)
Payable for Audit fees	51,122
Payable for Compliance fees	225
Payable for Custodian fees	538
Other payables	36,731
Net cash provided by operating activities	$2,169,279

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(207,584,239)
Securities sold under reverse repurchase agreements	207,296,272
Dividends paid to common shareholders -net of dividends reinvested	(1,583,220)
Net cash used in financing activities	$(1,871,187)

Net increase in cash and cash equivalents	$298,092
Cash and cash equivalents, beginning of year	$116,059
Cash and cash equivalents, end of year	$414,151

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$28,794

NON-CASH ACTIVITIES:
Reinvestment of dividends	$10,337

See Notes to Financial Statements.
Annual Report | August 31, 2021	13

Puerto Rico Residents Tax-Free Fund III, Inc.	Financial Highlights
For a share outstanding during the years presented

For the Year Ended August 31, 2021
Net asset value - beginning of period	$3.98
Income/(loss) from investment operations:
Net investment income(a)	0.14
Net realized and unrealized gain(a)	0.14
Total income from investment operations	0.28
Less distributions:
Dividends from net investment income	(0.15)
Total distributions	(0.15)
Net increase in net asset value	0.13
Net asset value - end of period	$4.11
Market value per share - end of period(b)	$2.70
Total Return -Net Asset Value(c)	8.68%
Total Return - Market Price(d)	12.32%
Supplemental Data:
Net assets, end of period (in thousands)	$45,226
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	2.22%
Ratio of net expenses to average net assets(f)(g)	1.44%
Ratio of gross operating expenses to average net assets(h)	2.16%
Interest and leverage related expenses to average net assets	0.06%
Ratio of net investment income to average net assets(g)	3.38%
Portfolio turnover rate	0%

(a)	Based on weekly average outstanding common shares of 10,990,293 for the year ended August 31, 2021, respectively.
(b)	End of period market value are provided by UBS Financial Services Incorporated of Puerto Rico, a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan
(d)	The return is calculated based on market values provided by UBS Financial Services Incorporated of Puerto Rico, a dealer of the Fund's shares and an affiliated party.
(e)	Based on average net assets attributable to common shares of $44,327,775 for the year ended August 31, 2021.
(f)	Expenses include both operating and interest and leverage related expenses.
(g)	The effect of the expenses waived for the year ended August 31, 2021 was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.78%, respectively.
(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund III, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund III, Inc. and hereinafter referred to as the "Fund") is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on July 31, 1995 and started operations on September 29, 1995.

The Fund’s investment objective is to achieve a high level of current income that, for the Puerto Rico investors, is exempt from Federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exception, by filing Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exception therefrom, in connection with any such offering. The Fund was required to change its corporate name and is now implementing certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The new name of the Fund is Puerto Rico Residents Tax-Free Fund III, Inc.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At August 31, 2021, cash and cash equivalents consisted of a time deposit open account amounting to $414,151 with Banco Popular de Puerto Rico, which is an affiliated entity.

Annual Report | August 31, 2021	15

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair values as determined by the Fund, with the assistance of the Investment Advisers (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by the Fund’s management and the Board of Directors, in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Income Taxes ("ASC 740") requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more-likely than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three (3) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the year ended August 31, 2021, the Fund did not incur any interests or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

(f)	Securities Sold under Agreements to Repurchase – Under these agreements, the Fund sells securities, receives cash in exchange and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short and medium-term notes – The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by Banco Popular de Puerto Rico (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the year ended August 31, 2021.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the year ended August 31, 2021, the Fund decreased interest income in the amount of $341 related to net realized loss on mortgage backed securities’ pay downs (See Note 11).

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities are accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

Annual Report | August 31, 2021	17

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board of Directors of the Fund has delegated to the Valuation Committee, comprised of voting members of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of PR, a division of UBS Trust Company of Puerto Rico, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value (“NAV”) of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community Endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Annual Report | August 31, 2021	19

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 -Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$22,061,159	$–	$22,061,159
Collateralized Mortgage Obligations	–	–	7,629	7,629
Municipal Bonds	–	34,597,453	–	34,597,453
Mortgage-Backed Securities	–	1,062,281	–	1,062,281
Total	$–	$57,720,893	$7,629	$57,728,522

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of August 31, 2021:

	Collateralized Mortgage Obligations	Total
Balance as of August 31, 2020	$36,710	$36,710
Accrued Discount/Premium	–	–
Realized Gain/(Loss)
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Proceeds from sales, maturities, and paydowns	(29,081)	(29,081)
Balance as of August 31, 2021	$7,629	$7,629
Net change in unrealized appreciation/(depreciation)attributable to Level 3 investments held at August 31, 2021	$–	$–

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of August 31, 2021:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Mortgage Obligations	$7,629	Vendor price	Indicative broker quote	N/A

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of year-end there were no temporary cash investments.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively, the "Investment Advisers"), the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.75% of the Fund’s average weekly gross assets, as defined in the agreement. For year ended August 31, 2021, the gross investment advisory fees amounted to $432,865. Total waived fees amounted to $288,039 for a net fee of $144,826, of which $12,471 remain payable at year-end. There will be no recoupment of these waived fees.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting and investor accounting services to the Fund. Prior to August 25, 2021, Banco Popular also provided administrative and transfer agency services, and continues to provide custody services, pursuant to Administration, Custodian, and Transfer Agency Agreements. Under the terms of the Administration Agreement, Banco Popular provided facilities and personnel to the Fund for the performance of the administrator duties. The fees related to these services are calculated at an annual rate of 0.15% of the Fund’s average weekly gross assets. For the year ended August 31, 2021, the fee for such services amounted to $86,819. The fees related to Custody and Transfer Agency are calculated at an annual rate of 0.05% each, of the Fund’s average weekly gross assets and amounted to $56,168 for the year ended August 31, 2021. Custody and Transfer Agency fees were waived in their entirety. There will be no recoupment of these waived fees.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended August 31, 2021, the compensation expense for the six independent directors of the Fund was $62,393, of which $6,750 remain payable at year-end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular and UBS Financial Services Incorporated of Puerto Rico (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Annual Report | August 31, 2021	21

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

The total amount of other affiliated and unaffiliated transactions, listed by counterparty, during the year were as follows:

	Purchases	%	Sales of Portfolio Securities	%	Securities Sold under Agreements to Repurchase	%
UBS Puerto Rico	$–	–%	$–	–%	$8,475,125	4.4%
Unaffiliated	–	–%	–	–%	185,507,180	95.6%
Total	$–	–%	$–	–%	$193,982,305	100%

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the years ended August 31, 2021 and 2020 were as follows:

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
Common shares outstanding - beginning of period	10,989,872	10,987,003
Common shares issued as reinvestment of dividends	2,552	2,869
Common shares outstanding - end of period	10,992,424	10,989,872

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from sales, maturities/calls and paydowns of portfolio securities (in thousands), excluding short-term transactions, for the year ended August 31, 2021 were $0 and $622,536, respectively.

NOTE 6. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

Weighted average interest rate at end of the year	0.13%
Maximum aggregate balance outstanding at any time during the year	$13,733,800
Average balance outstanding during the year	$13,388,176
Average interest rate during the year	0.21%

At August 31, 2021, interest rates on securities sold under agreements to repurchase ranged from 0.12% to 0.28% with maturities up to September 7, 2021. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before its maturity date.

At August 31, 2021, investment securities with fair values amounting to $13,814,900 are pledged as collateral for securities sold under agreements to repurchase. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on securities sold under agreements to repurchase amounted to $1,102 at August 31, 2021.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

At August 31, 2021, the total value of securities sold to under agreements to repurchase were as follows:

Counterparty	Amount	%
Unaffiliated	$13,026,000	100%
Total	$13,026,000	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $13,026,000 in securities sold under agreements to repurchase, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at August 31, 2021.

NOTE 8. CREDIT FACILITIES

The Fund has available with Banco Popular de Puerto Rico (an affiliate of the Investment Adviser) an uncommitted line of credit that is part of a credit facility extended to the Puerto Rico Residents Family of Funds and the Popular Family of Funds. The proceeds of the credit advances will be exclusively used by the Fund for short term funding needs arising from failed reverse repurchase agreement transactions or cash shortfalls due to the non-receipt by the Fund of payments in the settlement process of transactions to which the Fund is a party. The Fund can obtain credit advances not to exceed the lesser of $20,000,000 or ten percent (10%) of Banco Popular’s capital stock and surplus, provided that the aggregate sum of all outstanding balances under all credit facilities never exceed $200,000,000. Interest on the unpaid balance of each credit advance accrues at a rate of 2.25% over the LIBOR Rate and will be payable on the dates set forth in each credit facility note. During the year-ended August 31, 2021, the Fund had no outstanding balance and had the complete credit facility available for drawing, subject to the limitations described above.

NOTE 9. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At August 31, 2021, the Fund had investments with an aggregate market value of $26,763,818 which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the PR Government. Also, at August 31, 2021, the Fund had investments with market values of $366,235, $6,514, and $689,532, which were each issued by one issuer located in the United States of America and are not guaranteed by the U.S. Government.

Annual Report | August 31, 2021	23

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

As stated in the Prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 10. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of Common Stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of Common Stock) as well as any time the Fund repurchases any shares of Common Stock, in each case after giving effect to such repurchase of shares of Common Stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem the Notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

NOTE 11. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$1,496,965
Reclassification of realized gain (loss) on securities’ paydowns	341
Distributable net investment income for tax purposes	$1,497,306

Net realized loss on investments	$(55,165)
Reclassification of realized gain (loss) on securities’ paydowns	(341)
Net realized loss on investments, for tax purposes	$(55,506)

Annual Report | August 31, 2021	25

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$56,483,095
Gross appreciation	11,005,998
Gross depreciation	(9,760,571)
Net appreciation/(depreciation)	$1,245,427

For the fiscal year ended August 31, 2021 the Fund distributed $1,593,557 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at August 31, 2021 were as follows:

Undistributed net investment income, beginning of the year	$2,010,892
Distributable net investment income for the year	1,497,306
Dividends	(1,593,557)
Undistributed net investment income, end of the year	$1,914,641

Accumulated net realized loss on investments, beginning of the year	$(86,973,692)
Net realized loss on investments for the year	(55,506)
Accumulated net realized loss on investments, end of the year	$(87,029,198)

NOTE 12. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 13. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. The current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

Annual Report | August 31, 2021	27

Puerto Rico Residents Tax-Free Fund III, Inc.	Notes to Financial Statements
August 31, 2021

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the outbreak of the novel and highly contagious form of COVID-19, which the World Health Organization declared a “Public Health Emergency of International Concern”, continues. The outbreak has resulted in and may continue to result in numerous illnesses and deaths. It has also severely impacted global commercial activity and contributed to significant volatility in equity and debt markets. The development of various vaccines has allowed the countries of the world to relax the quarantines, curfews, prohibitions on travel and closure of selected business activity. However, the pace of vaccination around the globe is very uneven. The new, more contagious, Delta variant has also caused many countries to re-assess the pace of the re-opening of the full economy. In Puerto Rico, Governor Pierluisi lifted most restrictions on economic activity.

The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S., Puerto Rico, or world economies.

NOTE 14. SUBSEQUENT EVENTS

On September 30, 2021, the Board of Directors declared an ordinary net investment income dividend of $0.0121 per common share, totaling $132,833 which was paid on October 12, 2021 to common shareholders of record as of September 30, 2021.

The Fund has performed an evaluation of events occurring subsequent to August 31, 2021 through October 29, 2021, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

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Puerto Rico Residents	Report of Independent
Tax-Free Fund III, Inc.	Registered Public Accounting Firm

To the Shareholders and the Board of Directors of the Puerto Rico Residents Tax-Free Fund III, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund III, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Puerto Rico Residents Tax-Free Fund III, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2021, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2021, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements of the Fund as of and for the year ended August 31, 2020 (not presented herein, other than the statement of changes in net assets) were audited by other auditors whose report, dated November 18, 2020, expressed an unqualified opinion on those financial statements based on their audit performed in accordance with auditing standards generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

October 29, 2021

Annual Report | August 31, 2021	29

Puerto Rico Residents Tax-Free Fund III, Inc.	Other Information
August 31, 2021 (Unaudited)

Change in Independent Auditors

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended August 31, 2020 and August 31, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended August 31, 2020 and August 31, 2019 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ending August 31, 2021. The decision to select EY was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended August 31, 2020 and August 31, 2019 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended August 31, 2020 and August 31, 2019.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending August 31, 2021. EY has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Other Information
August 31, 2021 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on December 22, 2020 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected J. Gabriel Pagán Pedrero, Clotilde Pérez and Jorge I. Vallejo to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2023 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
J. Gabriel Pagán Pedrero	376,727	43,192
Clotilde Pérez	376,727	43,192
Jorge I. Vallejo	387,652	32,267

2.	Independent Auditors. The stockholders of the Fund ratified the selection of Pricewater houseCoopers as the independent auditors of the Fund for the fiscal year ending 2021.

For	Against	Abstain
10,466,061	232,078

On March 5, 2021, PricewaterhouseCoopers LLP (“PWC”) declined to stand for re-election as the independent auditors for the Fund. In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. The Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ended August 31, 2021.

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended July 31 is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Annual Report | August 31, 2021	31

Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund
August 31, 2021 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request, by calling the Fund at 787-764-1788.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
INDEPENDENT DIRECTORS
Enrique Vila del Corral (75) ****	Chairman of the Board	Director since inception	Private investor; managing partner of various special partnerships involved in real estate development and Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm.	10 funds	None
J. Gabriel Pagán Pedrero (68)*****	Director	Director since inception	President of West Indian Products Corporation; Vice President of Commercial Adolfo S. Pagán, Inc.; Director of Construction Material Merchants’ Association and Director of Museum of Contemporary Art.	7 funds	None
Luis M. Pellot (73)***	Director	Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None

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Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund
August 31, 2021 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Carlos Nido (57)***	Director	Director since 2009	President Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC that has produced feature films Los Domirriqueños 1 & 2, Una Boda en Castañer, Sanky Panky 3, Vico C, la vida del filósofo, Marcelo and Nicky Jam “El Ganador”. From 2007 to 2015 Senior Vice President of Sales at GFR Media LLC. Prior to that he Senior Vice President of Sales & Marketing at El Nuevo Dia from 2003 to 2007. From 1999 to 2003 he was President and founder of Virtual, Inc. and ZonaNetworks. From 1997 to 1999, Mr. Nido was the President of Editorial Primera Hora. Since 1991 he served in various positions for El Nuevo Día, he was Treasurer in charge of Credit, Collections, and investments and headed New Business Development & Strategic Planning for the company. While at El Nuevo Día, Mr. Nido coordinated City View Plaza, a two phase office real estate development. During 1990 he was a special assistant to the President of Government Development Bank for Puerto Rico and from 1987 to 1990 as Associate in the investment bank CS First Boston. He holds a Bachelors Degree in Business Administration from Indiana University and a Master’s Degree in Finance from the University of Michigan. Mr. Nido is a board member of the following organizations: Grupo Ferré Rangel, GFR Media, LLC., the UBS Puerto Rico family of Mutual Funds, B. Fernandez & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	25 funds consisting of 36 portfolios	None

Annual Report | August 31, 2021	33

Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund
August 31, 2021 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Jorge I. Vallejo (67)****	Director	Director since 2010	Managing Partner of Vallejo & Vallejo since 1992 and Partner of various special partnerships involved in real estate development.	10 funds	None
Clotilde Pérez (69)***	Director	Director since 2013	Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus from 1987-1992.	25 funds consisting of 36 portfolios	None

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Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund
August 31, 2021 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
OFFICERS
Leslie Highley, Jr. (74)	Co- President	Co- President and Chief Executive Officer since 2021	Managing Director of UBS Trust PR since 2006; Executive Vice President of UBS Trust PR since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax- Free Family of Funds since 1995; Member of the Boards of Directors of the Fund from 2009 to February 2013; President of Dean Witter Puerto Rico, Inc.	N/A	None
Javier Rubio- Robles (61)	Co- President	Co- President since 2021	Senior Vice President of Banco Popular de Puerto Rico and Manager of Banco Popular’s Fiduciary Services Division since 2007; Executive Vice President, Central Hispano International, Inc. from 1993 to 1996.	N/A	None
José González- Pagán (43)	Treasurer	Treasurer since 2014	Vice President of Banco Popular and Manager of the Mutual Funds Administration Group since 2014 and Manager of the Popular Fiduciary Services Division since 2019.	N/A	None
Luis Aníbal Avilés (57)	Secretary	Secretary since 2019	Practicing attorney in Puerto Rico since 1993 and Fund counsel between 2000 and 2021. Mr. Avilés has been a Full Professor at the School of Law of the University of Puerto Rico since 2008. Mr. Avilés has served as President of the Board of Governors of the Puerto Rico Power Authority and as Vice Chairman of the Board of Directors at the Government Development Bank of Puerto Rico.	N/A	None

Annual Report | August 31, 2021	35

Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund
August 31, 2021 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
José A. Chang (58)	Chief Compliance Officer	Since 2007	Mr. Chang has been Banco Popular’s Chief Compliance Officer for the Popular Family of Funds and Puerto Rico Residents Tax-Free Funds and a Manager and Vice President of Popular’s Corporate Compliance Division since 2007. Mr. Chang is currently the Manager and Vice President of Popular’s Corporate Financial Compliance and has been with Banco Popular since 2001.	N/A	None

*	The address of the Officers, except for Messrs. Highley and Avilés, is Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. Mr. Highley’s address is UBS Financial Services Incorporated of Puerto Rico, Penthouse Floors, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and Mr. Avilés’ address is University of Puerto Rico School of Law, 7 Universidad Avenue, San Juan, Puerto Rico 00925.
**	Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is elected by and serves at the pleasure of the Board.
***	The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax- Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co- Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC,.

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Puerto Rico Residents Tax-Free Fund III, Inc.	Management of the Fund
August 31, 2021 (Unaudited)

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.
*****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC.

Annual Report | August 31, 2021	37

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund III, Inc.	of Investment Advisory Contract
August 31, 2021 (Unaudited)

The Board of Directors (the “Board”) of Puerto Rico Residents Tax Free Fund III, Inc. (the “Fund”) met on May 19, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management and UBS Asset Managers of Puerto Rico, the Fund’s co-investment adviser (the “Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

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Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund III, Inc.	of Investment Advisory Contract
August 31, 2021 (Unaudited)

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one , three , five , and ten year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Annual Report | August 31, 2021	39

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund III, Inc.	of Investment Advisory Contract
August 31, 2021 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues, expenses and net income (pre tax and after tax) and the net profit margins (pre tax and after tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund by Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

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INVESTMENT ADVISERS	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue Suite 1112	Chairman of the Board
San Juan, Puerto Rico 00918
Clotilde Pérez
UBS Trust Company	Director
of Puerto Rico
250 Muñoz Rivera Avenue	Gabriel Pagán Pedrero
San Juan, Puerto Rico 00918	Director

ADMINISTRATOR	Carlos J. Nido
Director
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000	Jorge I. Vallejo
Denver, CO 80203	Director

TRANSFER AGENT AND CUSTODIAN	Luis M. Pellot
Director
Banco Popular de Puerto Rico
Popular Fiduciary Services	Leslie Highley, Jr.
209 Muñoz Rivera Avenue	Co-President
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918	Javier Rubio
Co-President

PUERTO RICO LEGAL COUNSEL	José González
Treasurer
Sánchez/LRV LLC
270 Muñoz Rivera Avenue Suite 1110	Luis A. Avilés
San Juan, Puerto Rico 00918	Secretary

U. S. LEGAL COUNSEL

Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	Puerto Rico Residents Tax-Free Fund III, Inc. (the “Fund” or “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	During the period covered by this report, there were no amendments to the Code.

(d)	During the period covered by this report, there were no waivers granted by the registrant to individuals covered by the Code.

(e)	Not Applicable.

(f)	The registrant’s Board of Directors adopted, effective May 19, 2021, a code of ethics described in 2(a) above. The Code is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1) The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)	(2) The name of the audit committee financial expert is Mr. Enrique Vila del Corral. Mr. Vila del Corral has been deemed “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)	(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Prior to May 21, 2021, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended August 31, 2020 and August 31, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended August 31, 2020 and August 31, 2019 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Fund requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether PwC agrees with the statements contained above. A copy of the letter from PwC to the SEC is filed as an exhibit hereto.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged E&Y (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ended August 31, 2021. The decision to select EY was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended August 31, 2020 and August 31, 2019 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended August 31, 2020 and August 31, 2019.

(a)        Audit Fees – The aggregate fees billed for professional services rendered by PwC for the audit of the registrant’s annual financial statements and for services that are normally provided by PwC in connection with statutory and regulatory filings for the fiscal years ended August 31, 2020 and August 31, 2021 were $46,120 and $0, respectively.

For the fiscal year ended August 31, 2021, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings were $57,650.

(b)        Audit Related Fees – During the fiscal years ended August 31, 2020 and August 31, 2021, the registrant was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

During the period May 11, 2021 through August 31, 2021, the registrant has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

(c)        Tax Fees – The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended August 31, 2020 and August 31, 2021 were $7,870 and $0, respectively. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year end August 31, 2019 and August 31, 2020 and the period September 1, 2020 through May 10, 2021.

During the period from September 1, 2020 through May 10, 2021, no fees for tax compliance, tax advice, or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by PwC to the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

For the fiscal year ended August 31, 2021, the aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns were $9,840.

During the period May 11, 2021 through August 31, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

(d)        All Other Fees - Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The registrant was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended August 31, 2020 and August 31, 2021 the fees were $11,425 and $5,713, respectively. The registrant was not billed for any other products or services provided by PwC for the fiscal years ended August 31, 2019, August 31, 2020, and August 31, 2021, other than the services reported in paragraphs (a) through (c) above.

During the fiscal year ended August 31, 2020 and the period September  1, 2020 through May 10, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (d) above, were billed by PwC to the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

During the period May 11, 2021 through August 31, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by PwC to the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended.

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal years ended August 31, 2020 and August 31, 2021 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2020 and August 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

All the audit and tax services described above for which E&Y billed the Fund fees for the period May 11, 2021 through August 31, 2021 were pre-approved by the Audit Committee. For the period May 11, 2021 through August 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(2)        Not applicable.

(f)        Not applicable.

(g)        There were no fees billed by PwC for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for fiscal years ended August 31, 2019 and August 31, 2020 and the period from September 1, 2020 through May 10, 2021.

There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the period May 11, 2021 through August 31, 2021.

(h)        The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s co-investment advisers, and any entity controlling, controlled by or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of August 31, 2021, Enrique Vila del Corral, J. Gabriel Pagán Pedrero and Clotilde Pérez are each independent directors, and, collectively, constitute the entire Audit Committee.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s co-investment advisers the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s co-investment advisers, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers’ Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s co-investment advisers have adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

1.        General

The Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2.        Delegation to the Fund’s Co-investment advisers

The Fund believes that the Fund’s co-investment advisers are in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s co-investment advisers are hereby delegated the following duties:

a)        to make the proxy voting decisions for the Fund, in accordance with the Fund’s co-investment advisers’ Proxy Voting Policy, except as provided herein; and

b)        to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Fund’ co-investment advisers Voting Policy no later than six (6) months after adoption by an Adviser.

3.        Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s co-investment advisers, principal underwriter, or an affiliated person of the Fund, its co-investment advisers, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers Voting Policy, provided such specific voting policy was approved by the Board.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of August 31, 2021:

Mr. Leslie Highley, Jr. and Mr. Javier Rubio are jointly responsible for the execution of specific investment strategies and day-to-day investment operations of the registrant. Each of Messrs. Highley and Rubio manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the registrant and the execution of its specific investment strategies is the primary responsibility of Messrs. Highley and Rubio, the designated portfolio managers of the registrant (the “Portfolio Managers”).

Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; President of Dean Witter Puerto Rico, Inc.

Mr. Rubio manages several funds and portfolios. Mr. Rubio is a Co-President of the registrant and President of Popular Asset Management, LLC. He is Senior Vice President of Banco Popular de Puerto Rico and Division Manager of Banco Popular de Puerto Rico’s Fiduciary Services Division since 2007. Mr. Rubio spent four years with Central Hispano International, Inc., an international banking entity in Puerto Rico, where he was an Executive Vice President. Prior to that, Mr. Rubio spent four years with the Investment Division of Banco Popular de Puerto Rico, where he was Second Vice President and Investment Portfolio Manager. Mr. Rubio has a BBA from the University of Puerto Rico, an MBA from the University of Michigan and holds the Chartered Financial Analyst designation.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of August 31, 2021.

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	24	$2,182,811,840	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$ 0	0	$0
Javier Rubio	Registered Investment Companies	9	$642,367,138	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	4	$106,729,889	0	$0

As described above, the Portfolio Managers do manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the registrant’s co-investment advisers may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the registrant’s co-investment advisers believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the registrant’s co-investment advisers have adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The registrant’s co-investment advisers seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the registrant’s co-investment advisers has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the registrant’s co-investment advisers determine which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the registrant’s co-investment advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the registrant’s co-investment advisers may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the registrant’s co-investment advisers have an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The registrant’s co-investment advisers have adopted certain compliance procedures which are designed to address these types of among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)    Compensation. Mr. Highley’s compensation as Portfolio Manager consists primarily of base pay, an annual cash bonus and long-term incentive payments. Mr. Rubio’s compensation as Portfolio Manager consists of a combination of base salary, performance-based annual cash incentive bonus and fringe benefits.

UBS Trust Company of Puerto Rico

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the registrant’s co-investment advisers.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the registrant’s co-investment advisers’ policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the registrant’s co-investment advisers based on its operating earnings.

Popular Asset Management

The salary component is based on market data relative to similar positions within the industry, as well as the past performance, years of experience and scope of responsibilities of the individual.

An investment professional’s incentive compensation, including both the annual cash bonus, is largely drive by such person’s contribution to our goal of providing investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as such person’s qualitative contributions to the organization.

Deferred Compensation. Certain key employees of the registrant’s co-investment advisers, including certain portfolio managers, have received profits interests in the registrant’s co-investment advisers which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and Arrangements.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS. The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of August 31, 2021:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$10,001 - 50,000
Javier Rubio	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
September 2020	2,063	1.20	Not Applicable	Not Applicable
October 2020	1,401	1.80	Not Applicable	Not Applicable
November 2020	1,056	2.35	Not Applicable	Not Applicable
December 2020	1,090	2.31	Not Applicable	Not Applicable
January 2021	1,031	2.44	Not Applicable	Not Applicable
February 2021	1,009	2.52	Not Applicable	Not Applicable
March 2021	1,017	2.50	Not Applicable	Not Applicable
April 2021	1,001	2.56	Not Applicable	Not Applicable

Repurchases by the Fund through May 21, 2021 were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions ("OCFI") and procedures adopted by the Fund's Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico. Future share repurchases must now be conducted in accordance with the provisions of the 1940 Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Item 13. Exhibits.

(a)(1)    Code of Ethics is filed herewith.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)    Not applicable.

(a)(4)     (i) Change in registrant’s independent registered public account firm.

 (ii) Letter from PricewaterhouesCoopersLLC.

(b)         Certifications pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are field herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND III, INC.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	November 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Treasurer

Date:	November 9, 2021